PLANT AND EQUIPMENT, NET - Plant and equipment, net (Details) ¥ in Thousands, $ in Thousands	Sep. 30, 2023 CNY (¥)	Sep. 30, 2023 USD ($)	Sep. 30, 2022 CNY (¥)
PLANT AND EQUIPMENT, NET
Plant and building	¥ 100,478		¥ 143,808
Machinery and equipment	70,398		73,357
Furniture and office equipment	12,035		12,367
Motor vehicles	3,735		3,590
Accumulated depreciation	(57,257)		(76,196)
Accumulated impairment	(110,537)		(110,537)
Construction in progress	2,250
Plant and equipment, net	¥ 21,102	$ 2,939	¥ 46,389